UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2008

TEAM FINANCE LLC
(Exact name of registrant as specified in its charter)
Delaware	333-932495	20-3818106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
HEALTH FINANCE CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	333-932495	20-3818041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Winston Road Knoxville, Tennessee 37919		37919
(Address of principal executive offices)		(Zip Code)

(800) 342-2898
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. (b), (c), ( d) and (e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Greg Roth as New Chief Executive Officer and Member of the Board of Representatives

New Role for Dr. H. Lynn Massingale, Current Chief Executive Officer

On April 29, 2008, Team Finance LLC (“Team Finance”) and Health Finance Corporation (“Health Finance” and, together with Team Finance and Team Health, Inc., the “Company”) announced that Greg Roth, the current President and Chief Operating Officer, has been appointed (1) to be the Company’s President and Chief Executive Officer, effective May 1, 2008 and (2) as a member of the Company’s Board of Representatives. Mr. Roth will also serve as a member of the audit and compensation committees of the Company.

In connection with Mr. Roth’s appointment as the new Chief Executive Officer, Dr. Massingale will continue to work with the Company on a full-time basis and will remain with the Company as Executive Chairman of the Board of Representatives. The Company’s related press release is attached hereto as Exhibit 99.1. All information in the press release is incorporated herein by reference.

Mr. Roth, age 51, joined Team Health, Inc. in November 2004 as President and Chief Operating Officer. Mr. Roth previously was employed by HCA—The Healthcare Company from January 1995. Beginning in July 1998, Mr. Roth served as President of HCA’s Ambulatory Surgery Division. Prior to his appointment as President, Mr. Roth served in the capacity of Senior Vice President of Operations, Western Region, from May 1997 to July 1998 and the Division’s Chief Financial Officer from January 1995 to May 1997. Prior to these positions, Mr. Roth held various positions in the healthcare industry.

In connection with Mr. Roth’s appointment as Chief Executive Officer and as a member of the Board of Representatives, on May 1, 2008, Mr. Roth’s annual base salary will increase to $600,000. Mr. Roth will continue to participate in the Team Health Inc. Management Incentive Plan and his bonus pool will increase to 65% of his new annual base salary. Mr. Roth will also be granted 6,250 Class B and 8,750 Class C restricted membership units in Team Health Holdings, LLC, which will vest over a five-year period from the date of issuance.

There will be no changes to Dr. Massingale’s compensatory arrangements as a result of Mr. Roth’s promotion.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release of Team Finance LLC and Health Finance Corporation dated April 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM FINANCE LLC

Date: May 1, 2008	By:	/s/ David P. Jones
Name: David P. Jones
Title: Chief Financial Officer

HEALTH FINANCE CORPORATION

Date: May 1, 2008	By:	/s/ David P. Jones
Name: David P. Jones
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Subject Matter

99.1	Press release of Team Finance LLC and Health Finance Corporation dated April 29, 2008.